UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2018
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA  91803
Address of principal executive offices, including zip code

(626) 293-3400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02                                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 13, 2018, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of EMCORE Corporation (the “Company”) approved the EMCORE Corporation Fiscal 2019 Bonus Plan (the “2019 Bonus Plan”), which sets forth the terms of the fiscal 2019 annual incentive bonus opportunity for eligible employees of the Company. Under the 2019 Bonus Plan, the Company’s executive officers are eligible to receive cash bonus awards that are determined based on the achievement of a non-GAAP net income financial performance goal for the Company for the 2019 fiscal year and the participant’s individual performance during the 2019 fiscal year. For the Company’s executive officers, the amount, if any, of the annual cash bonus payable under the 2019 Bonus Plan will be based (i) in the case of the Company’s Chief Executive Officer, 80% on the Company’s achievement of a non-GAAP net income target established by the Compensation Committee for fiscal 2019 and 20% on an evaluation of the Chief Executive Officer's individual performance measured against pre-established identifiable individual performance goals for the fiscal year, and (ii) in the case of the Company’s SVP, Engineering and SVP, Operations, 60% on the Company’s achievement of a non-GAAP net income target established by the Compensation Committee for fiscal 2019 and 40% on an evaluation of each such executive officer’s individual performance measured against pre-established identifiable individual performance goals for the fiscal year. Under the 2019 Bonus Plan, the target bonus opportunity for Jeffrey Rittichier, the Company’s Chief Executive Officer, is 80% of his annual base salary at the end of the fiscal year, the target bonus opportunity for Albert Lu, the Company’s SVP, Engineering, is 40% of his annual base salary at the end of the fiscal year and the target bonus for Ian Black, the Company's SVP, Operations, is 40% of his annual base salary at the end of the fiscal year. The amount of cash bonus payable to each executive officer under the 2019 Bonus Plan will range from 0% to 120% of the executive’s target bonus opportunity based on achievement of the applicable Company and individual performance goals. With respect to the Company’s executive officers (other than the Company’s VP, Sales), bonuses, if any, under the 2019 Bonus Plan will be payable in cash after the end of the 2019 fiscal year and no later than March 15, 2020. The Company's current Chief Financial Officer, Jikun Kim, is not eligible for a bonus opportunity under the 2019 Bonus Plan in light of his separation from the Company effective December 31, 2018.

The foregoing description of the 2019 Bonus Plan is not complete and is qualified in its entirety by reference to the full text of the 2019 Bonus Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

10.1	EMCORE Corporation Fiscal 2019 Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: December 18, 2018	By: /s/ Jikun Kim Name: Jikun Kim Title: Chief Financial Officer